SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2002

COMPUTER TASK GROUP, INCORPORATED
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-9410 (Commission File Number)	16-0912632 (IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (716) 882-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

            On January 29, 2002, the Registrant issued the press release that is attached hereto as Exhibit 99, and which is incorporated herein by reference.

Exhibits.

            99 - Press Release, dated January 29, 2002, issued by Computer Task Group, Incorporated.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED
(Registrant)
Date: January 30, 2002	By: /s/ Peter P. Radetich
Name: Peter P. Radetich
Title: Vice President & Secretary